                                                              EXHIBIT (16)(a)(i)

                                HIGH YIELD FUND
                             CALCULATION OF YIELD

        The Fund calculates its yield quotations based on a 30-day period ended on the date of the most recent balance sheet included in the registration statement, by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                       a-b     6
                        YIELD (y) = 2[(___ + 1) -1]
                                       cd

Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
        d = the maximum offering price per share on the last day of the period


                Class A
                -------
                a = 2,093,931
                b = 270,046
                c = 29,177,745
                d = 10.34
                y = 7.365


Class B Shares

     Formula

     Class A Share Yield + Sales Charge Effect - Expense Differential
    Class A Share Yield                                                      7.37%
    + Sales Charge Effect  (Maximum Sales Charge x Class A Share SEC Yield)
    4.75% x 7.37%                                                             .35%
    - Expense Differential between Class A Shares and Class B Shares          .76%
                                                                             ----
    Class B Share SEC Yield                                                  6.96%
                                                                             ====

    - Waived Expense Adjustment                                               .10%
                                                                             ----
    Class B Share SEC Yield (Without Expense Waiver)                         6.86%
                                                                             ====

Class C Shares

  Formula

    Class A Share Yield + Sales Charge Effect - Expense Differential

    Class A Share Yield                                                      7.37%
    + Sales Charge Effect  (Maximum Sales Charge x Class A Share SEC Yield)
    4.75% x 7.37%                                                             .35%
    - Expense Differential between Class A Shares and Class C Shares          .76%
                                                                             ----
    Class C Share SEC Yield                                                  6.96%
                                                                             ====

    - Waived Expense Adjustment                                               .10%
                                                                             ----
     Class C Share SEC Yield (Without Expense Waiver)                        6.86%
                                                                             ====

                               HIGH YIELD FUND
                                CLASS A SHARES
          TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED JUNE 30, 1997



                                                          n
          Formula                                   P(1+T)   =    ERV

          Including Payment of the Sales Charge
          Net Asset Value                        $    9.85
          Initial Investment                     $1,000.00   =    P
          Ending Redeemable Value                $1,082.39   =    ERV
          One year period ended 06/30/97                 1   =    n

          TOTAL RETURN FOR THE PERIOD                 8.24%  =    T


          Excluding Payment of the Sales Charge
          Net Asset Value                        $    9.85
          Initial Investment                     $1,000.00   =    P
          Ending Redeemable Value                $1,135.98   =    ERV
          One year period ended 06/30/97                 1   =    n

          TOTAL RETURN FOR THE PERIOD                13.60%  =    T



            TOTAL RETURN CALCULATION FIVE YEARS ENDED JUNE 30, 1997

                                                          n
          Formula                                   P(1+T)   =    ERV
          Including Payment of the Sales Charge
          Net Asset Value                        $    9.85
          Initial Investment                     $1,000.00   =    P
          Ending Redeemable Value                $1,588.12   =    ERV
          Five years ended 06/30/97                      5   =    n

          TOTAL RETURN FOR THE PERIOD                 9.69%  =    T


          Excluding Payment of the Sales Charge
          Net Asset Value                        $    9.85
          Initial Investment                     $1,000.00   =    P
          Ending Redeemable Value                $1,666.67   =    ERV
          Five years ended 06/30/97                      5   =    n

          TOTAL RETURN FOR THE PERIOD                10.76%  =    T

                               HIGH YIELD FUND
                                CLASS A SHARES
             TOTAL RETURN CALCULATION TEN YEARS ENDED JUNE 30, 1997



                                                          n
          Formula                                   P(1+T)   =    ERV
          Including Payment of the Sales Charge
          Net Asset Value                        $    9.85
          Initial Investment                     $1,000.00   =    P
          Ending Redeemable Value                $2,157.49   =    ERV
          Ten years ended 06/30/97                      10   =    n

          TOTAL RETURN FOR THE PERIOD                 7.99%  =    T


          Excluding Payment of the Sales Charge
          Net Asset Value                        $    9.85
          Initial Investment                     $1,000.00   =    P
          Ending Redeemable Value                $2,265.57   =    ERV
          Ten years ended 06/30/97                      10   =    n

          TOTAL RETURN FOR THE PERIOD                 8.52%  =    T


            TOTAL RETURN CALCULATION INCEPTION THROUGH JUNE 30, 1997


                                                          n
          Formula                                   P(1+T)   =    ERV

          Including Payment of the Sales Charge
          Net Asset Value                        $    9.85
          Initial Investment                     $1,000.00   =    P
          Ending Redeemable Value                $2,447.22   =    ERV
          Inception through 06/30/97                 11.01   =    n

          TOTAL RETURN FOR THE PERIOD                 8.47%  =    T


          Excluding Payment of the Sales Charge
          Net Asset Value                        $    9.85
          Initial Investment                     $1,000.00   =    P
          Ending Redeemable Value                $2,568.84   =    ERV
          Inception through 06/30/97                 11.01   =    n

          TOTAL RETURN FOR THE PERIOD                 8.95%  =    T

                               HIGH YIELD FUND
                                CLASS A SHARES
              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                        INCEPTION THROUGH JUNE 30, 1997



      Formula                       ERV - P
                                    -------
                                       P                  =     T

      Including Payment of the Sales Charge
      Net Asset Value                                 $    9.85
      Initial Investment                              $1,000.00   =    P
      Ending Redeemable Value                         $2,447.22   =    ERV

      TOTAL RETURN FOR THE PERIOD                        144.72%  =    T


      Excluding Payment of the Sales Charge
      Net Asset Value                                 $    9.85
      Initial Investment                              $1,000.00   =    P
      Ending Redeemable Value                         $2,568.84   =    ERV

      TOTAL RETURN FOR THE PERIOD                        156.88%  =    T

                               HIGH YIELD FUND
                                CLASS B SHARES
          TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED JUNE 30, 1997


                                                       n
              Formula                            P(1+T)   =    ERV

              Including Payment of the CDSC
              Net Asset Value                 $    9.85
              Initial Investment              $1,000.00   =    P
              Ending Redeemable Value         $1,086.45   =    ERV
              One year period ended 06/30/97          1   =    n

              TOTAL RETURN FOR THE PERIOD          8.64%  =    T


              Excluding Payment of the CDSC
              Net Asset Value                 $    9.85
              Initial Investment              $1,000.00   =    P
              Ending Redeemable Value         $1,126.45   =    ERV
              One year period ended 06/30/97          1   =    n

              TOTAL RETURN FOR THE PERIOD         12.64%  =    T




            TOTAL RETURN CALCULATION INCEPTION THROUGH JUNE 30, 1997

                                                      n
              Formula                           P(1+T)   =    ERV


              Including Payment of the CDSC
              Net Asset Value                $    9.85
              Initial Investment             $1,000.00   =    P
              Ending Redeemable Value        $1,398.56   =    ERV
              Inception through 06/30/97          4.12   =    n

              TOTAL RETURN FOR THE PERIOD         8.48%  =    T


              Excluding Payment of the CDSC
              Net Asset Value                $    9.85
              Initial Investment             $1,000.00   =    P
              Ending Redeemable Value        $1,413.06   =    ERV
              Inception through 06/30/97          4.12   =    n

              TOTAL RETURN FOR THE PERIOD         8.75%  =    T




                               HIGH YIELD FUND
                                CLASS B SHARES
              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                        INCEPTION THROUGH JUNE 30, 1997


         Formula                     ERV - P
                                     -------
                                         P           =     T

         Including Payment of the CDSC
         Net Asset Value                          $    9.85
         Initial Investment                       $1,000.00   =    P
         Ending Redeemable Value                  $1,398.56   =    ERV

         TOTAL RETURN FOR THE PERIOD                  39.86%  =    T


         Excluding Payment of the CDSC
         Net Asset Value                          $    9.85
         Initial Investment                       $1,000.00   =    P
         Ending Redeemable Value                  $1,413.06   =    ERV

         TOTAL RETURN FOR THE PERIOD                  41.31%  =    T

                               HIGH YIELD FUND
                                CLASS C SHARES
          TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED JUNE 30, 1997



                                                       n
              Formula                            P(1+T)   =    ERV

              Including Payment of the CDSC
              Net Asset Value                 $    9.85
              Initial Investment              $1,000.00   =    P
              Ending Redeemable Value         $1,116.46   =    ERV
              One year period ended 06/30/97          1   =    n

              TOTAL RETURN FOR THE PERIOD         11.65%  =    T


              Excluding Payment of the CDSC
              Net Asset Value                 $    9.85
              Initial Investment              $1,000.00   =    P
              Ending Redeemable Value         $1,126.46   =    ERV
              One year period ended 06/30/97          1   =    n

              TOTAL RETURN FOR THE PERIOD         12.65%  =    T


            TOTAL RETURN CALCULATION INCEPTION THROUGH JUNE 30, 1997
                                                      n
              Formula                           P(1+T)   =    ERV

              Including Payment of the CDSC
              Net Asset Value                $    9.85
              Initial Investment             $1,000.00   =    P
              Ending Redeemable Value        $1,358.41   =    ERV
              Inception through 06/30/97          3.88   =    n

              TOTAL RETURN FOR THE PERIOD         8.21%  =    T
              Excluding Payment of the CDSC
              Net Asset Value                $    9.85
              Initial Investment             $1,000.00   =    P
              Ending Redeemable Value        $1,358.41   =    ERV
              Inception through 06/30/97          3.88   =    n

              TOTAL RETURN FOR THE PERIOD         8.21%  =    T



                               HIGH YIELD FUND
                                CLASS C SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                        INCEPTION THROUGH JUNE 30, 1997


         Formula                       ERV - P
                                       -------
                                           P            =     T

         Including Payment of the CDSC
         Net Asset Value                          $    9.85
         Initial Investment                       $1,000.00   =    P
         Ending Redeemable Value                  $1,358.41   =    ERV

         TOTAL RETURN FOR THE PERIOD                  35.84%  =    T

         Excluding Payment of the CDSC
         Net Asset Value                          $    9.85
         Initial Investment                       $1,000.00   =    P
         Ending Redeemable Value                  $1,358.41   =    ERV

         TOTAL RETURN FOR THE PERIOD                 35.84%  =    T